Seasonality of Transactions	12 Months Ended
Dec. 31, 2024
Seasonality of Transactions [Abstract]
Seasonality of transactions

Note 38. Seasonality of transactions

The operating and cash flow cycles of Grupo Éxito show some seasonality in both operational and financial results, as well as in the financial indicators related to liquidity and working capital, with certain concentration during the first and last quarters of each year, mainly due to the Christmas and holiday bonus season and the “Días de Precios Especiales” event, which is the second most important promotional event of the year. Management monitors these indicators to ensure that risks do not materialize, and for those that could, action plans are implemented in a timely manner. Additionally, the same indicators are monitored to ensure they remain within industry standards.